UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2011
QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35010 (Commission File Number)	90-0613069 (IRS Employer Identification No.)
5 Houston Center
1401McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Donald D. Wolf, Chairman of the board of directors of QR Energy, LP (“QR Energy”) will present at the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York (“IPAA OGIS New York”) on April 13, 2011. QR Energy has posted on its website (www.qrenergylp.com) a copy of the presentation materials for IPAA OGIS New York. The presentation materials are furnished with this report as Exhibit 99.1 and a copy of the press release announcing QR Energy’s participation in the IPAA OGIS New York is furnished with this report as Exhibit 99.2.
     Information on QR Energy’s website is not incorporated by reference in this Form 8-K. The information in this report and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless QR Energy expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	QR Energy, LP Presentation Materials for the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York on April 13, 2011
99.2	QR Energy, LP Press Release dated April 6, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP
	By:	QRE GP, LLC, its general partner

	By:	/s/ Greogory S. Roden
		Name:	Gregory S. Roden
Dated April 12, 2011		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	QR Energy, LP Presentation Materials for the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York on April 13, 2011
99.2	QR Energy, LP Press Release dated April 6, 2011